SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2004

Idenix Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-49839	45-0478605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Hampshire Street
Cambridge, MA		02139
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 995-9800

Item 2.02 Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED AUGUST 26, 2004

Item 2.02 Results of Operations and Financial Condition

On August 26, 2004, Idenix Pharmaceuticals, Inc. issued a press release announcing its financial results for the second quarter and six months ended June 30, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Form 8-K.

     The information in this Form 8-K and the Exhibit attached hereto is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2004	IDENIX PHARMACEUTICALS, INC.
	By:	/s/ David A. Arkowitz
David A. Arkowitz
Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release dated August 26, 2004.

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